Via EDGAR Transmission
                                     26-Jan-99

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:                               Bombardier Credit Receivables Corporation:
                                    Bombardier Receivables Master Trust I

Ladies and Gentlemen:

On behalf of Bombardier Credit Receivables Corporation
(The "Registrant"), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the
Bombardier Receivables Master Trust I, and deliver to you herewith the following documents:

One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Credit Receivables Corporation, 1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ James Dolan
-----------------------------------------------
James Dolan
Bombardier Credit Receivables Corp.


                       SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported):  January 26, 1999


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
(Issuer with respect to the Floating Rate Class A Asset Backed Certificates, Series 1994-1 and the Fixed Rate Class B Asset Backed Certificates,
Series 1994-1)


Delaware                            33-69282                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 655-2824


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest distributions made on the Floating Rate Class A Asset Backed Certificates, Series 1994-1 and the Fixed Rate Class B Asset Backed Certificates, Series 1994-1 (collectively, the Certificates) of the Bombardier Receivables Master Trust I ( the Trust) on January 15, 1999 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, information concerning the (I) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust (ii) amounts payable on account of the Variable Funding Certificate and
(iii) amount of Receivables held by the Trust which has been determined to be overdue is contained in the schedule attached hereto as Exhibit
99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1.   Distribution  Date  Statement   relating  to  interest
        distributions made on January 15,1999 on the Floating Rate Class A Asset Backed Certificates, Series 1994-1 and the Fixed Rate Class B Asset Backed Certificates, Series 1994-1.

        99.2.   Schedule   detailing   (i)  the  amount  of  principal
        collections  and  non-principal  collections  allocable to the
        Variable Funding  Certificate for the Collection Period ending
       December 31, 1998, (ii) the total principal amount of Receivables included in the Trust as of the date of such Collection Period which Bombardier Capital Inc. determined were overdue 31-60 days, 61-90 days or 91 days or more, (iii) the aggregate amount of principal collections and non-principal collections on the Receivables for such Collection Period and (iv) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION

BY:    /s/ James Dolan
------------------------------------------------------------
                                    Name: James Dolan
                                    Title: Assistant Treasurer

Dated: January  26,1999

                                  EXHIBIT INDEX

Note:  As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the Pooling and Servicing Agreement, deposits into the Collection Account are net of the sum of (i) the Variable Funding Percentage of such Collections and
(ii) the Excess Retained Percentage of such Collections, resulting in no payment  by the Trustee.
Prepared by:   Mr. John Quinn
Securitization Manager
Bombardier Capital Inc.




Exhibit No. Page # Description

99.1        5      Distribution Date Statement relating to interest
                   distributions made on January  26, 1999 on the Floating
                   Class A Asset Backed Certificates, Series 1994-1 and the
                   Fixed Rate Class B Asset Backed Certificates, Series 1994-1


99.2        8      Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable
                   Funding Certificate for the Collection Period ending
                   December 31,1999 (ii) the aggregate amount of principal
                   Collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing
                   Fee payable on account of the Variable Funding Certificate for such Collection Period.


99.3        9      Schedule detailing (i) the total principal amount of
                   receivables included in the Trust as of the end of such Collection Period which Bombardier Capital were overdue for 31-60 days, 61-90 days or 91 days or more, (ii) the age distribution of product receivables as a percentage of total principal outstanding as at December 31, 1999.

Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 1997-1
Distribution Date:                                                   01/15/99
1 Amount of principal paid or distributed:

(a) Class A Certificates:                                                                                           0
  per $1,000 original principal amount of Class A Certificates                                                        0
  (b) Class B Certificates:                                                                                           0
  per $1,000 original principal amount of Class B Certificates                                                        0
2 Floating Allocation Percentage for such Collection Period (unweighted average):                                60.29%
3 Principal Allocation Percentage for such Collection Period:                                                       N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:                                                                                1,947,995.22
  per $1,000 original principal amount of Class A Certificates                                                     4.87
  (b) Class B Certificates:                                                                                  137,003.53
  per $1,000 original principal amount of Class B Certificates                                                     5.05
5.(a) Series 1997-1 Investor Default Amount for such Distribution Date:                                      811,730.84
6. Required Subordination Draw Amount, if any,                                                                        0
    for the preceding Collection Period (or for such Distribution Date):
7.  (a) Amount of Investor Charge-Offs for the preceding Collection Period:                                           0
     (b) Amount of Reimbursements of Investor Charge-Offs for the preceding period:                                   0
8.  (a) Amount of Class A Carryover Amount being paid or distributed                                                  -
     (b)  Balance:                                                                                                    0
   Distributed per $1,000 original principal amount of Class A Certificates                                        0.00
9.  (a) Amount of Class B Carryover Amount being paid or distributed                                                  -
     (b)  Balance:                                                                                                    0
   Distributed per $1,000 original principal amount of Class B Certificates                                        0.00
10. Pool Balance at end of related Collection Period                                                        721,947,509
11.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:                                                 400,000,000
  (b) Outstanding principal amount of Class B Certificates:                                                  27,125,000
  (c) Certificate Balance:                                                                                  427,125,000
  (d) Pool Factor for Class A Certificates:                                                               1.00000000000
  (e) Pool Factor for Class B Certificates:                                                               1.00000000000
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous Distribution Date to this Distribution Date:                    5.5355%
       (2)  Net Receivables Rate                                                                                     8.52%
  (b) Class A Rate:                                                                                                5.6555%
  (c) Class B Rate:                                                                                                5.8655%
13.  (a) Amount of Monthly Servicing Fee for the preceding Collection Period                                       711,875
      (b) Series 1997-1 Excess Servicing Fee being distributed and remaining balance (if any):                     689,816
      (1) Distributed:                                                                                             689,816
      (2) Balance:                                                                                                       0
14.  Invested Amount on this Distribution Date (after giving effect to all distributions
       which will occur on such Distribution Date):                                                            427,125,000
15.  The Available Subordinated Amount (inclusive of incremental subordination)
             On the immediately preceding Distribution Date:                                                    24,859,127
             On this Distribution Date:                                                                         24,859,127
16.  The Incremental Subordinated Amount on the immediately preceding Determination Date                                 -
             On this Distribution Date:                                                                                  0
17.  The Reserve Fund Balance for this Distribution Date:                                                        2,135,625
18.  The Excess Funding Account Balance for this Distribution Date:                                                      0
19.  Amount in the Excess Funding Account at the beginning of an Early Amortization Period or Intitial
      Amortization Period to be distributed as a payment of principal in respect to:
  (a) Class A Certificates:                                                                                            N/A
  (b) Class B Certificates (only if Class A Certificates have been paid in full):                                      N/A
20. The minimum Collection Account balance with respect to this Distribution Date:                            3,370,181.30
  Series 1997-1 Interest Payments on Class A Certificates                                                     1,947,995.22
  Series 1997-1 Interest Payments on Class B Certificates                                                       137,003.53
  Series 1997-1 Investor Defaults (to be remitted to BCI)                                                       811,730.84
  Series 1996-1 Servicer Advances (to be remitted to BCI)                                                                -
  Series 1996-1 Investor Defaults (to be remitted to BCI)                                                       224,202.59
  Series 1997-2 Servicer Advances (to be remitted to BCI)                                                                -
  Series 1997-2 Investor Defaults (to be remitted to BCI)                                                       190,045.26
  Series 1997-2 Fees (to be remitted to ABN)                                                                     21,750.00
  Collection Account Investment Proceeds (to be remitted to BCI)                                                 23,122.18
  Series 1997-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                          9,036.76
  Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                          2,831.58
  Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                                          2,455.13
  Series 1997-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                          -
  Series 1996-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                       8.04
  Series 1997-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                       0.16
21.  An Early Amortization Event has occurred:                                                                          NO
22.  The Servicer has elected not to extend the Initial Principal Payment Date:                                         N/A
23.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any 3 consecutive calendar months to (y) the average of the month-end Pool Balances for
      such three-month period is:                                                                                     -0.04%
      (Annualized three month average net losses)                                                                     -0.43%
24. Three-Month Payment Rate for the three (3) most recent Collection Periods:                                        19.29%
A Three-Month Payment Rate Trigger has occurred:                                                                          NO
25. Receivables Rate :                                                                                                10.52%
26. Inventory Aging as of the end of the Collection Period:
                           0-120 days                                                                                  54.5%
                          120-180 days                                                                                 14.9%
                          180-270 days                                                                                 13.3%
                          Over 270                                                                                     17.3%
27. Optional removal of Receivables aged greater than 450 days during the related Collection Period                        -
28. Eligible Investments on deposit in the Excess Funding Account and amounts on deposit in the Excess Funding Accounts for all other Series as of 1/7/99 as a percentage
of the assets of the Trust:                                                                                            0.00%
     Has an asset composition Event Occurred:                                                                             NO
29. Amount of 491 Day Aged Receivables made Ineligible during Collection Period:                                   5,440,091

Cumulative amount of 491 Day Aged Receivables made Ineligible from:

                                                            Aged Ineligibles:  Optional Removals:      Put Limit:
          October 1, 1998 to January 31, 1998:                  $17,842,134           $0               $40,530,338


      Has an Early Amortization Event Occurred:                            NO

30. Principal Amount of Receivables subject to a Participation Interest at end of Collection Period:                  7,715,349

31. Product Line Breakdown                                                                           Test Level:        Actual:
         Bombardier:                                                                                       50.00%          29.72%
         Marine:                                                                                           45.00%          33.46%
         Recreational Vehicles:                                                                            15.00%          10.02%
         CEA / Other:                                                                                      10.00%           4.54%
         Manufactured Housing:                                                                             35.00%          22.26%
         Lawn & Garden:                                                                                    10.00%           0.00%
                 Total:                                                                             100%

32. Overconcentration Amounts:

      Designated Manufacturer Concentration:                                                                              -
      Industry Overconcentrations:                                                                                        -
      Dealer Overconcentrations:                                                                                          -
      Manufacturer Overconcentrations:                                                                                    -
                 Total Overconcentration Amounts:                                                                        -
33. (a) BRMT I Defaulted Amount for Collection Period:                                                                 1,378,886
     (b) BRMT I Non-Principal Collections Collection Period:                                                            7,094,899
     (c) BRMT I Principal Collections Collection Period:                                                               126,204,283
     (d) BRMT I Recovery Amount for Collection Period:                                                                  1,395,244
34. Total Defaulted Amount at end of Collection Period relating to non payment
of at least $150 of interest due more than 90 days:                                                                       1,173,339
35. Amount of Receivable purchased by the trust at a discount during Collection Period:                                   7,217,393
36. Has an automatic Addition of Accounts Occurred:                                                                          NO
37. Pool data on Receivables added as Automatic Account Additions                                                         N/A
Prepared by:   Mr. John Quinn
Securitization Manager


Bombardier Credit Receivables Corporation
DISTRIBUTION DATE STATEMENT VARIABLE FUNDING CERTIFICATE
Distribution Date:                                               01/15/99

For the Collection Period:                                               12/01/98      through           12/31/98

Aggregate Non-Principal Collections                                                            7,094,899
Aggregate Principal Collections                                                              126,204,283
Variable Funding Percentage (unweighted)                                                           2.24%
Distributions on the Variable Funding Certificate:
       Non-Principal Collection Distributions:                                                   159,573
       Principal Collection Distributions:                                                     2,802,604

Variable Funding Amount as of the last day of the Collection Period:                          17,370,707
Variable Funding Default Amount                                                                   44,019
Monthly Servicing Fee Due                                                                         26,484

Note:  As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the Pooling and Servicing Agreement, deposits into the Collection Account are net of the sum of (i) the Variable Funding Percentage of such Collections and
(ii) the Excess Retained Percentage of such Collections, resulting in no payment  by the Trustee.
Prepared by:   Mr. John Quinn
Securitization Manager
Bombardier Capital Inc.